UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 12, 2014
(Date of earliest event reported)

DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50789	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1048 Industrial Court,
Suwanee, GA 30024
(Address of principal executive offices, including zip code)
(858) 726-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 12, 2014, Digirad Corporation (the “Company” or “Digirad”) delivered its final vote tabulation that certified the voting results for each of the matters set forth below that were submitted to a vote at the 2014 Annual Meeting. The proposals are described in detail in the Proxy Statement filed with the Securities and Exchange Commission on April 8, 2014.
Proposal 1: Election of Directors
According to the final tabulation of voting results, each of the following seven director nominees were elected to serve as the Company's directors until our next Annual Meeting of Stockholders, or until his successor has been elected or appointed: Jeffrey E. Eberwein, Matthew G. Molchan, John M. Climaco, Charles M. Gillman, James B. Hawkins, John W. Sayward and Michael A. Cunnion. These nominees represented the Company's Board of Directors' entire slate of nominees.
The final voting results from the 2014 Annual Meeting are provided below.

Board of Director Nominees
Name	Votes For	Votes Withheld
Jeffrey E. Eberwein	10,314,256	530,902
Matthew G. Molchan	10,593,632	251,526
John M. Climaco	10,594,222	250,936
Charles M. Gillman	10,208,610	636,548
James B. Hawkins	10,517,272	327,886
John W. Sayward	10,594,632	250,526
Michael A. Cunnion	10,177,982	667,176
Proposal 2: Ratification of Appointment of Independent Auditors
According to the final tabulation of voting results, the stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2014 fiscal year. There were no broker non-votes for Proposal 2.

Votes For	Votes Against	Abstentions
15,732,858	32,097	38,182
Proposal 3: Advisory (Non-Binding) Stockholder Approval of Named Executive Officer Compensation
According to the final tabulation of voting results, the stockholders approved (on a non-binding advisory basis) the Company's named executive officer compensation.

Votes For	Votes Against	Abstentions
10,303,809	498,791	42,558
Proposal 4: Tax Benefit Preservation Plan
According to the final tabulation of voting results, the stockholders ratified the Company's Amended Tax Benefit Preservation Plan.

Votes For	Votes Against	Abstentions
9,995,688	822,032	27,438

Proposal 5: Approval of the 2014 Stock Incentive Plan
According to the final tabulation of voting results, the stockholders approved the Company's 2014 Stock Incentive Plan.

Votes For	Votes Against	Abstentions
9,884,879	895,275	65,004

For Proposals 1, 3, 4 and 5, broker non-votes amounted to 4,957,979.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits:
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Jeffry R. Keyes
Jeffry R. Keyes Chief Financial Officer

Date:    May 13, 2014